LORD ABBETT INVESTMENT TRUST

Lord Abbett Diversified Income Strategy Fund

Supplement dated July 22, 2011 to the

Summary Prospectus dated April 1, 2011

The following replaces the subsection titled “Investment Adviser – Portfolio Managers” on page 9 of the summary prospectus:

Portfolio Manager. Robert I. Gerber, Partner and Chief Investment Officer of Lord Abbett, is primarily responsible for the day-to-day management of the Fund and has been a member of the Fund’s investment team since 2005. Mr. Gerber is supported by a team of investment professionals who provide asset allocation analysis and research.

Please retain this document for your future reference.